UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act
of 1934

Date of Report (Date of earliest event reported): October 23, 2013

OCEAN POWER TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33417	22-2535818

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1590 Reed Road Pennington, NJ	08534

(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (609) 730-0400

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On October 23, 2013, Ocean Power Technologies, Inc. (the “Company”) entered into a Commercialization Agreement (the “Agreement”) with Mitsui Engineering & Shipbuilding Co., Ltd. (“MES”), pursuant to which, among other things, the Company has granted MES an exclusive right to manufacture, market and sell on a best efforts basis the Company’s PowerBuoy systems and technology within a specified geographic territory. On October 24, 2013, the Company and MES issued a press release announcing the Agreement, a copy of which press release is attached hereto as Exhibit 99.1 and incorporated into this Item 1.01 by reference.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the text of the Agreement, a copy of which will be filed by amendment to this Form 8-K or as an exhibit to the Company's next Quarterly Report on Form 10-Q.

Item 9.01.	Financial Statements and Exhibits .

(d) Exhibits

Exhibit Number	Description

99.1	Press Release dated October 24, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCEAN POWER TECHNOLOGIES, INC.
Date: October 24, 2013	By:	/s/ CHARLES F. DUNLEAVY
Charles F. Dunleavy
Chief Executive Officer

 EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated October 24, 2013.